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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 17, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements (File No. 333-53164, 333-45090, 333-36802, 333-84527 and 333-65109) on Form S-8.

                                          /s/ Arthur Andersen LLP

San Jose, California
June 29, 2001